UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
              THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-12

                          THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     (5)  Total fee paid:

          ______________________________________________________________________

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ____________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

    ____________________________________________________________________________

    (3) Filing Party:

    ____________________________________________________________________________

    (4) Date Filed:

    ____________________________________________________________________________

The following letter will be distributed to certain stockholders of The Greater China Fund, Inc. on or about June 1, 2007.


                          The Greater China Fund, Inc.




Dear Stockholder:


     As a stockholder of The Greater China Fund, Inc., you recently received information in the mail regarding an annual meeting of stockholders scheduled for June 28, 2007. Included in the package were proxy materials asking for your vote on important proposals that affect your investment. THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY APPROVED ALL OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

     Since we need and have yet to receive your vote on these important issues, please review the enclosed information and vote today using one of the easy methods listed below. If you were a shareholder of the Fund on the record date of April 12, 2007, whether or not you still own shares of the Fund and regardless how few shares you own, you can weigh in on these proposals by voting today.

How can I easily vote my shares today?

1. Vote by Telephone. You may cast your vote by telephone by calling the toll free number listed on the enclosed proxy card and by following the prerecorded information. Please have your proxy materials, including the control number on your proxy card, available.

2. Vote via Internet. You may cast your vote using the internet by logging onto the internet address located on the enclosed proxy card and following the instructions on the website. Please have your proxy materials, including the control number on your proxy card, available.

3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed voting instruction form or proxy card in the postage-prepaid return envelope provided.

     If you would like a representative to help you vote, or if you have any questions about the proposals or proxy materials, please call our proxy solicitation firm, D.F. King & Co., Inc., at (800) 755-7250.


                          YOUR VOTE IS VERY IMPORTANT.

                               PLEASE VOTE TODAY.

THE GREATER CHINA FUND, INC. ANNUAL MEETING TO BE HELD ON 06/28/07              THE GREATER CHINA FUND, INC.
FOR HOLDERS AS OF 04/12/07                                                      06/28/07

                YOU MAY ENTER YOUR VOTING INSTRUCTIONS AT 1-800-454-8683                DIRECTORS
                OR WWW.PROXYVOTE.COM UP UNTIL 11:59 PM EASTERN TIME THE         (MARK "X" FOR ONLY ONE BOX)
                DAY BEFORE THE CUT-OFF OR MEETING DATE.
                                                                                [ ] FOR ALL NOMINEES
DIRECTORS                                                                       [ ] WITHHOLD ALL NOMINEES
DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES              [ ] WITHHOLD AUTHORITY TO VOTE FOR
1 -01-EDWARD Y. BAKER, 02-JOHN A. BULT, 03-JONATHAN J.K. TAYLOR                     ANY INDIVIDUAL NOMINEE. WRITE
                                                                                    NUMBER(S) OF NOMINEE(S) BELOW.

                                                                                USE NUMBER ONLY ___________________
                                                                    DIRECTORS
PROPOSAL(S)                                                         RECOMMEND   FOR AGAINST ABSTAIN
2 -PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS    FOR      [ ]   [ ]     [ ]   PLEASE INDICATE YOUR PROPOSAL
   TO PERMIT THE PURCHASE AND SALE OF STOCK INDEX FUTURES.                                          SELECTION BY FIRMLY PLACING AN
                                                                                                    "X" IN THE APPROPRIATE NUMBERED
                                                                                                    BOX WITH BLUE OR BLACK INK   [ ]

                                                                                                    SEE VOTING INSTRUCTION NO. 2
                                                                                                    ON REVERSE


                                                                                                    Account No.: ___________________
                                                                                                    CUSIP: 39167B102
                                                                                                    Control No.: ___________________
                                                                                                    Client No.: ____________________

*NOTE -- SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF.


                                                                                                    PLACE "X" HERE IF YOU PLAN TO
                                                                                                    ATTEND AND VOTE YOUR SHARES AT
                                                                                                    THE MEETING                  [ ]


                               MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a  FOLD AND DETACH HERE  _________________ /_____/____
Notice.                                                                                                SIGNATURE(S)       DATE

                               VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SECURITIES CAN BE VOTED ONLY BY US AS THE HOLDER OF RECORD. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES. IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE, IT IS UNDERSTOOD THAT, IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM, THE SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

VOTING INSTRUCTION NUMBER 1

WE URGE YOU TO SEND IN YOUR INSTRUCTION SO THAT WE MAY VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES. HOWEVER, THE RULES OF THE NEW YORK STOCK EXCHANGE PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE; THE PROXY MAY BE GIVEN AT DISCRETION BY THE HOLDER OF RECORD OF THE SECURITIES ON THE TENTH DAY. IF THE PROXY MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE; ON THE FIFTEENTH DAY IF PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE. IF YOU ARE UNABLE TO COMMUNICATE WITH US BY SUCH DATE, WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

VOTING INSTRUCTION NUMBER 2

WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT UNDER THE RULES OF THE NEW YORK STOCK EXCHANGE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC VOTING INSTRUCTIONS.

IF WE DO NOT HEAR FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST NOTE, WE MAY VOTE YOUR SECURITIES IN OUR DISCRETION TO THE EXTENT PERMITTED IN THE RULES OF THE EXCHANGE ON THE TENTH DAY. IF THE PROXY MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE; ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE. IF YOU ARE UNABLE TO COMMUNICATE WITH US BY SUCH DATE, WE WILL NEVERTHELESS FOLLOW YOUR VOTING INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN. PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

VOTING INSTRUCTION NUMBER 3

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

VOTING INSTRUCTION NUMBER 4

REMINDER - WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED.

ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTERS TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

THE VOTING INSTRUCTIONS REQUEST PERTAINS TO SECURITIES CARRIED BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SECURITIES CAN BE VOTED ONLY BY US AS THE HOLDER OF RECORD OF THE SECURITIES. PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

SHOULD YOU WISH TO ATTEND THE MEETING AND VOTE IN PERSON, PLEASE CHECK THE BOX ON THE FRONT OF THE FORM FOR THIS PURPOSE. A LEGAL PROXY COVERING YOUR SECURITIES WILL BE ISSUED TO YOU.